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                                                                  EXHIBIT 1


                                   AGREEMENT


         Pursuant to Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing information required by Schedule 13D needs to be filed with respect to the ownership by each of the undersigned of shares of capital stock of META Group, Inc.


JMI Equity Fund IV, L.P.                     JMI Associates IV, L.L.C.
By: JMI Associates IV, L.L.C.
    its General Partner


By:  /s/ Charles E. Noell III                By:  /s/ Charles E. Noell III
   -----------------------------                  -----------------------------
   Name:  Charles E. Noell III                    Name:  Charles E. Noell III
          ----------------------                         ----------------------
   Title: Managing Member                         Title: Managing Member


JMI Equity Fund IV (AI), LP                  JMI Side Associates, L.L.C.
By: JMI Associates IV, L.L.C.
    its General Partner


By:  /s/ Charles E. Noell III                By:  /s/ Charles E. Noell III
   -----------------------------                  -----------------------------
   Name:  Charles E. Noell III                    Name:  Charles E. Noell III
          ----------------------                         ----------------------
   Title: Managing Member                         Title: Managing Member


                                                  /s/ Charles E. Noell III
                                                  -----------------------------
                                                  Charles E. Noell III


JMI Euro Equity Fund IV, L.P.                     /s/ Harry S. Gruner
By: JMI Associates IV, L.L.C.                     -----------------------------
    its General Partner                           Harry S. Gruner


By:  /s/ Charles E. Noell III                     /s/ Paul V. Barber
   -----------------------------                  -----------------------------
   Name:  Charles E. Noell III                    Paul V. Barber
          ----------------------
   Title: Managing Member
                                                  /s/ Bradford D. Woloson
                                                  -----------------------------
JMI Equity Side Fund, L.P.                        Bradford D. Woloson
By: JMI Side Associates, L.L.C.
    its General Partner


By:  /s/ Charles E. Noell III
   -----------------------------
   Name:  Charles E. Noell III
          ----------------------
   Title: Managing Member